1 West Pharmaceutical Services, Inc. Fall Investor Relations Conferences New York, NY September, 2015

2 Safe harbor statement Cautionary Statement Under the Private Securities Litigation Reform Act of 1995 This presentation and any accompanying management commentary contain “forward-looking statements” as that term is defined in the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about product development and operational performance. Each of these estimates is based on preliminary information, and actual results could differ from these preliminary estimates. We caution investors that the risk factors listed under “Cautionary Statement” in our press releases, as well as those set forth under the caption "Risk Factors" in our most recent Annual Report on Form 10-K as filed with the Securities and Exchange Commission and as revised or supplemented by our quarterly reports on Form 10-Q, could cause our actual results to differ materially from those estimated or predicted in the forward-looking statements. You should evaluate any statement in light of these important factors. Except as required by law or regulation, we undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, future events, or otherwise. Non-U.S. GAAP Financial Measures Certain financial measures included in these presentation materials, or which may be referred to in management’s discussion of the Company’s results and outlook, have not been calculated in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”), and therefore are referred to as non-U.S. GAAP financial measures. Non-U.S. GAAP financial measures should not be considered in isolation or as an alternative to such measures determined in accordance with U.S. GAAP. Trademarks West and the diamond logo and By your side for a healthier world™, NovaPure®, EnvisionTM, Westar®, ConfiDose®, SelfDose®, and FluroTec® are trademarks or registered trademarks of West Pharmaceutical Services, Inc., in the United States and other jurisdictions. SmartDose® is a registered trademark of Medimop Medical Projects Ltd., a subsidiary of West Pharmaceutical Services, Inc. Daikyo Crystal Zenith® is a registered trademark of Daikyo Seiko, Ltd. Daikyo Crystal Zenith® technology is licensed from Daikyo Seiko, Ltd. érisTM is a trademark of Tech Group Europe Limited. The éris safety syringe system is not available for sale in the United States and its territories.

3 Who we are By your side… Every day, injectable drugs are administered to improve the lives of millions of patients around the world. West works side-by-side with its pharmaceutical, biopharmaceutical, generic and medical device partners to design and manufacture packaging and delivery systems that will bring their drugs from concept to the patient efficiently and reliably.

4 An integral part of the healthcare industry Top 35 injectable biologics rely on West and Daikyo components ~40 Billion components manufactured annually >100 million contract manufactured components & assemblies for pens and auto-injectors annually

5 West business—at a glance 2014 Sales by Category No customer greater than 8% of sales Operations in 20 countries & 27 sites 7,000 Employees 7% 21% 35% 31% 6% 31%  High-Value Packaging  Standard Packaging  Disposable Components  Proprietary Devices  Contract Manufacturing 2014 Sales by Geography 49% 44% 7% Pharmaceutical Packaging Systems  Americas  Europe, Middle East, Africa  Asia Pacific Pharmaceutical Delivery Systems

West’s role in delivering medicines to patients Pharmaceutical Packaging Systems (PPS)  Designed-in primary packaging • Stoppers • Seals • Prefilled solutions  Lab Services  Regulatory Expertise PPS $1.0B PDS $0.4B Pharmaceutical Delivery Systems (PDS)  Proprietary products: • Self-Injection Devices • CZ Vials • Drug Reconstitution & Administration  Contract Manufacturing: • Engineering • Project Management • Tooling 6 Chart reflects 2014 relative revenues of $1.4 billion

West business growth 2010 2011 2012 2013 2014 6.1% CAGR $1,104.7 $1,421.4 2010 2011 2012 2013 2014 $0.95 $1.75 2010 2011 2012 2013 2014 + 260 BPS 7.6% 10.2% Sales 2010 – 2014 ($ millions) Diluted EPS 2010 – 2014 ROIC 2010 – 2014 7 6.1% CAGR Strong sales & EPS growth and ROIC expansion 10.5% CAGR +260 BPS

8 Circles reflect relative size of 2014 sales--PPS Sales: PDS Sales: Disposable Components Standard Packaging High-Value Products -5% 0% 5% 10% 15% 20% 25% 0% 30% 60% Category Gross Margin % Proprietary Contract Manufacturing 2014 GM 31.5% 5-Yr Sales CAGR 6.4% Product sales & margin growth 2010-2014 compound annual sales growth rates (excludes currency) High-Value Products (PPS) have driven growth Proprietary Products (PDS) present significant growth opportunity Strong Contract Manufacturing and Standard Packaging businesses 5 Year CAGR

9 Market trends support growth opportunities West believes it is well positioned to offer packaging & delivery options to address customer needs Increase in Generics & Biosimilars Biologic Product Pipelines Demand for Alternative Treatment & Delivery Options Aging Population & Developing Economies Increased Demand Increasing Quality Standards in Manufacturing

10 Our growth initiatives  Increase high-value product utilization  Operational Excellence • HVP manufacturing expansion across geographies to build capacity • Quality Culture Initiative  Increase adoption of Daikyo Crystal Zenith® systems & SmartDose® injector  Maximize contract manufacturing contribution

11 High-value product strategy Coated Washed Sterilized Camera Inspected Top Quality West can deliver increasing levels of quality to suit particular customer and drug requirements

12 Geographic expansion  Initiated Waterford, Ireland expansion • Phase 1 commenced in 7/15 • Expected to be operational by 2018  Expanded Kinston site to include high-value processing for components • Dual sourcing/risk mitigation • Commercial orders Q3  Adding high-value product capacity in Singapore

13 Ease of use, compliance, accuracy, human factors Safety, efficacy, dosage, frequency Synergy, functionality, manufacture, preparation Stability, quality, materials, filling Proprietary product strategy Patient Dru g D e li v e ry D e v ic e Primary Container Integrated Drug Delivery System

14 CZ and SmartDose uptake  SmartDose® Electronic Wearable Injector • Opportunity for a growing number of large-volume biologics • Preference for at-home use • 8 active development projects (including Phase III) • Increased manufacturing capacity in Arizona  Daikyo Crystal Zenith® Vials and Syringes • Utility increasing for a growing number of sensitive biologics and vaccines  Cold storage, silicone sensitivity, delamination • Multiple formats available (vials, syringes, bulk) • Clinical studies ongoing: 5 mL cartridges; 1 mL long insert needle

15 Contract Manufacturing supports customers  Achieving our goals for growth in drug delivery & diagnostics • Auto-Injector growth • Rapid growth in alternative injectable delivery systems and point-of-care diagnostics  Key partner in the growing diabetes market  Completion of quality control initiative in North America  Received Frost & Sullivan Manufacturing Leadership Award

16  Key partner to pharmaceutical, biotech, generic and medical device customers  “Sticky” core business – significant barriers to entry  Strong competitive position • Diversified customer base • Maturing proprietary technology pipeline • Global footprint with strong position in fast growing Asian markets • A commitment to quality  Market drivers support business model  High-value products & proprietary devices expected to drive sales growth and margin expansion  Financial strength to invest • Strong balance sheet and operating cash flow Take-away messages

17 West Pharmaceutical Services, Inc.